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                                                                 EXHIBIT 23.1

                             CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-30447) of our report dated March 6, 1998 appearing on page 23 of Universal Outdoor Holdings, Inc.'s Annual Report on 10-K for the year ended December 31, 1997.



PRICE WATERHOUSE LLP

Chicago, Illinois
March 26, 1998